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                                                                  EXHIBIT 10.9.2

                                       *** TEXT OMITTED AND FILED SEPARATELY
                                           CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                           and 230.406

                                 (ORBCOMM LOGO)

January 26, 2006

Transport International Pool, Inc.
80 West Lancaster Avenue
Devon, PA 19333

G.E. Asset Intelligence
540 Northwest Highway
Barrington, IL, 60010
Att: Thomas Konditi

     Re: Amendment to International Value Added Reseller Agreement

Dear Mr. Konditi:

     Effective the date first written above, ORBCOMM LLC ("ORBCOMM") and Transport International Pool, Inc. ("TIP" and, together with ORBCOMM, the "Parties") hereby agree to amend the terms of the International Value Added Reseller Agreement, dated March 14, 2003 (the "IVAR"), by and between the Parties, as follows:

          1. The Pricing Rate Schedule (Exhibit C to the IVAR) shall be amended to add the following clause (e) to Section 2 thereof:

                                      [***]

          2. The Term of the IVAR shall be renewed for an additional three (3) years beyond the Initial Term, such that the Term shall expire on March 14, 2009 unless renewed again pursuant to the terms of the IVAR.

     Except as expressly amended by this amendment, all other terms and conditions of the IVAR shall remain in full force and effect. No waiver of any provision of the IVAR by either Party shall be deemed a continuing waiver of any matter by such Party.

     Please indicate your acceptance of the amendment set forth above by signing where indicated below. If you have any questions, please contact me at 703-433-6306.

                                                 Very truly yours,


                                                 Jerome B. Eisenberg
                                                 Chief Executive Officer


Agreed and accepted as of this
26th day of January, 2006:

Transport International Pool, Inc.


By:     /s/ Siva Balakrishnan
    --------------------------------------
Name:  Siva Balakrishnan
Title: SVP-Operations